Exhibit 99

Participants in Executive Compensation Surveys

Some of the companies listed on this Exhibit 99 do not have corporate revenue consistent with Dominion’s revenue and would not be included in the survey averages used for compensation determinations. Because of the structure of the surveys, it is not possible to identify which of the companies listed below were actually included in the survey averages used for any of our named executive officers. Therefore, Exhibit 99 includes all companies which might have been included in the survey averages used.

1-800 CONTACTS, Inc.	Air Frame Manufacturing & Supply Company, Inc.
7-Eleven, Inc.	Airlines Reporting Corporation
A.T. Kearney, Inc.	Akerman Senterfitt
ABM Industries, Inc.	Alcoa, Inc.
ACE Limited - ACE USA	Allete
Aditya Birla Minacs	Alliant Energy
Advance Auto Parts	Alltel Corporation
AEGON USA	Amcor PET Packaging, Inc.
AET Inc. Ltd.	American Airlines, Inc.
AFLAC, Inc.	American Century Investments
AIPSO	American Electric Power
Air Products and Chemicals	American Express
Airlite Plastics Co.	American Greetings
Akzo Nobel, Inc.	American Signature Inc.
Allegheny Energy	AMERIGROUP Corporation
Alliance Laundry Systems	AmeriPride Services Inc.
Alliant Techsystems	AmerisourceBergen Corporation
Allstate Corporation	Amplifon USA
Ameren Corporation	ANH Refractories Company
American Enterprise Group, Inc.	Apartment Investment and Management Company
American Transmission	APCapital, Inc.
AmeriCredit Corp.	APL Ltd.
Ameriprise Financial	Apogee Enterprises, Inc.
Ameristar Casinos, Inc.	Arch Coal, Inc.
AmTrust Bank	Archon Group, L.P.
Anheuser-Busch Companies, Inc.	Areva NP
AOL LLC	Array Marketing Group, Inc.
APC/MGE Critical Power & Cooling Services	Arup North America Limited
Apex Systems, Inc.	Associated Banc-Corp
APM Terminals North America Inc.	Asurion
APP Pharmaceuticals, Inc.	Aurora Loan Services
Arby’s Restaurant Group	Automatic Data Processing (ADP)
Archer Daniels Midland Company	AutoZone, Inc.
Archstone	Aviall, Inc.
Argonaut Group	Avista
ARTEL, Inc.	AXA Equitable
Ashmore Energy International	Barr Pharmaceuticals, Inc.
Assurant, Inc. - Solutions	Bausch & Lomb, Inc.

AT&T, Inc.	Bechtel Plant Machinery, Inc.
AvalonBay Communities, Inc.	Best Buy Company, Inc.
Avis Budget Group	Big Lots, Inc.
Aviva USA	Bio-Rad Laboratories
Bank of the West	Black & Veatch Corporation
Barquin International	Blockbuster Inc.
Battelle	Bob Evans Farms, Inc.
Baxter International	Boise Cascade, LLC
Bechtel Corporation	BOK Financial, Inc.
Belk, Inc.	Boston Market Corporation
BG US Services	Boston Scientific Corporation
Black Hills	Bovis Lend Lease
BloodSource	Brady Corporation
BMW Manufacturing Co., LLC	Bremer Financial Corporation
Boart Longyear	British Gas North America, LLC
Boise Inc.	Broadridge Financial Solutions, Inc.
Branch Banking & Trust Company	Brookhaven National Laboratory
Brightstar Corporation	Brown and Caldwell
Broadlane, Inc.	BSH Home Appliances Corporation
Buckingham Asset Management, LLC	Buffets, Inc.
Building Materials Holding Corporation	Burger King Corporation
Busch LLC	Business & Legal Reports, Inc.
Butler Animal Health Supply, LLC	C&S Wholesale Grocers
CAE Simuflite Civil Training and Services	CACI International, Inc.
California Pizza Kitchen	CAE Simuflite Military Simulation & Training
Calpine	Callaway Golf Company
Canadian Pacific US	Calpine Containers, Inc.
Capital One Financial Corporation	Capgemini
CapitalSource	Cargill, Inc.
Carilion Clinic	Carlson
Case New Holland	Carpenter Technology Corporation
CBRL Group	CDI Corporation, Inc.
CDI Corporation, Inc. - Business Solutions Group	CDI Corporation, Inc. - MRI
CDI Corporation, Inc. - Todays Staffing	CDM, Inc.
Celestica	Celgard, LLC
Celina Insurance Group	Cemex, Inc. US
CenturyTel, Inc.	CenterPoint Energy
CGGVeritas	Ceradyne, Inc.
CH2M Hill	CGI Technologies and Solutions, Inc.
Cheniere Energy	Chart Industries, Inc.
Chevy Chase Bank	Chevron Phillips Chemical Company
Choice Hotels International, Inc.	Chicago Mercantile Exchange, Inc.
CHS Inc.	Chiquita Brands International, Inc.
CIGNA Corporation	Chromalox, Inc.
Circuit City Stores, Inc.	Citect, Inc.
Citi North America Operations & Technology	Citizens Financial Group, Inc.

Citizens Property Insurance	City National Bank
Clarkston Consulting	Classified Ventures, LLC
CMGI	Cleveland Brothers Equipment Co., Inc.
CMWA	Clifton Gunderson LLP
Coca-Cola Bottling Company Consolidated	CMS Energy
Coinstar, Inc.	CNA Financial Corporation
Colonial Banc Group	Cogentrix Energy, Inc.
Compass Bank	Colgate Palmolive Company
CompuCom Systems, Inc.	Compass Group North America Division
Computer Technology Associates, Inc.	Computer Sciences Corporation
ConAgra Foods, Inc.	Computershare
Conseco, Inc.	Concentra, Inc.
Constellation Energy	Consolidated Edison
Control Components, Inc.	Convergys Corporation
Corrections Corporation of America	Corning, Inc.
Covance, Inc.	Corporate Express USA
Cox Enterprises, Inc.	Country Financial
Cranston Print Works Company	Cox Target Media
Credit Acceptance Corporation	Creative Memories
Crowley Maritime Corporation	Crown Castle International Corporation
CSX	Cubic Corporation
Culligan International Company	Cummins Inc.
CVS/Caremark	Curtiss-Wright Corporation
Darden Restaurants, Inc.	Daiichi Sankyo, Inc.
Day & Zimmermann Group, Inc.	Dal-Tile Corporation
Deere & Company	Dassault Falcon Jet Corporation
DeLorme Publishing	DCP Midstream
Denny’s Inc.	Del Monte Foods Company
DeVry, Inc.	Delta Air Lines, Inc.
DigitalGlobe	Devon Energy
Diversified Investment Advisors	Diebold Incorporated
Dobbs Temporary Services, Inc. d/b/a Pro Staff Personnel Services (“Pro Staff”)	Digitas
Dollar General Corporation	Doherty Employment Group
Dominion Resources, Inc.	Dollar Thrifty Automotive Group
Donaldson Company, Inc.	Domino’s Pizza
Dresser-Rand Company	DPL Inc.
DSW, Inc.	DSC Logistics
Duke Realty Corporation	Duke Energy
Dunkin’ Brands, Inc.	Duquesne Light Holdings, Inc.
Dynegy	E.ON U.S.
EarthLink	Econergy International Corporation
Eddie Bauer Holdings, Inc.	EDFUND
Edison International	EDS
Education Management Corporation	Edward Jones
Edwards Lifesciences, LLC	El Paso Corporation

Elsevier	Electro Rent Corporation
Energen	EMCOR Group, Inc.
Energy Future Holdings	Enbridge Energy
ENSCO International, Inc.	Energizer
EOG Resources, Inc.	Energy Northwest
Equifax, Inc.	Entergy
Essroc Cement Corporation	Enzon Pharmaceuticals, Inc.
Esurance, Inc.	EPCO
Exelon	Equity Office
Express Scripts, Inc.	Erie Insurance Group
Fairmont Raffles Hotels International	Essilor of America
Farmland Foods, Inc.	Estee Lauder Companies, Inc.
FBR Group	Exel, a DPWN Company
Federated Investors	Farmers Insurance Group
FedEx Freight System	FBL Financial Group, Inc.
Fellowes, Inc.	FCCI Insurance Group
Fidelity Investments	Federal Home Loan Bank of Cincinnati
First Midwest Bank, Inc.	Federal Home Loan Bank of Pittsburgh
Fleetwood Enterprises, Inc.	Federal-Mogul Corporation
Flint Group	FedEx Express
Foamex International, Inc.	FedEx Kinko’s
Forest City Enterprises	Fender Musical Instruments
Fox Chase Cancer Center	Ferguson Enterprises, Inc.
FPL Group	Ferrellgas
Freedom Communications, Inc.	FINRA
Friendly Ice Cream Corporation	First Data Corporation
Gambro, Inc.	FirstEnergy
GameTech International	Fletcher Allen Health Care
GATX Corporation	Foot Locker, Inc.
General Dynamics Information Technology	Forest Laboratories Inc.
General Nutrition, Inc.	Fox Networks Group
Georgia System Operations Corporation	Freddie Mac
GeoVera Holdings, Inc.	G&K Services, Inc.
GKN America Corporation	Gambro, Inc. - BCT
Global Payments, Inc.	Gartner, Inc.
Golden Horizons LLC	GCI Communication Corp
Golden Innovations—AEGIS	GEICO
Golden Ventures LLC	GenCorp, Inc.
Goody’s Family Clothing	General Growth Properties, Inc.
Guaranty Financial Group, Inc.	General Parts International, Inc.
H. J. Heinz Company	Geokinetics
Handango, Inc.	Georgia Transmission Corporation
Harley-Davidson Motor Company	Gibraltar
HCA	Givaudan US
Health Care Service Corporation	Glatfelter
Henkel of America	Gold Fields Exploration, Inc.

Henry Schein, Inc.	Golden Innovations
Hercules Offshore, Inc.	Golden Star Resources Ltd.
Hess Corporation	Goodrich Corporation
Highmark	Gordon Food Service
Hilti, Inc.	Graco, Inc.
HNTB Companies	Graham Packaging Company
Honeywell International, Inc.	Great American Financial Resources, Inc.
Hyatt Corporation	GTECH Corporation
I.C. System, Inc.	H. E. Butt Grocery Company
ICMA Retirement Corporation	Haemacure Corporation U.S.
IDEXX Laboratories	Hannaford Bros. Co.
IKON Office Solutions	Harman International Industries, Inc.
IMC, Inc.	Harris Teeter, Inc.
ING North America Insurance Corporation US Financial Services	Hawaiian Electric
Innovative Productivity, Inc.	HD Supply
Integrys Energy Group	Helmerich & Payne, Inc.
Interface Solutions	Herbalife International of America
International Dairy Queen, Inc.	Herman Miller, Inc.
International Imaging Materials, Inc.	Hexion Specialty Chemicals
International Truck and Engine	Hill-Rom Company
Invensys Controls	Houghton Mifflin Company
iPCS, Inc.	HSBC-North America
ITC Holdings Corp	Hunter Douglas Inc.
ITT Systems Division	Huttig Building Products, Inc.
J.R. Simplot Company	Hyundai Motor America
Jackson National Life Insurance Company	IAC/InteractiveCorp
JEA	IDACORP
Jefferson Wells International	Idearc Media
JM Family	IKEA USA
Jockey International, Inc.	Immix Management Services
John Wiley & Sons, Inc.	Incepture, Inc.
Johns Manville	Information Handling Services (IHS)
Johnson Financial Group	Ingram Industries, Inc.
JohnsonDiversey, Inc.	InterContinental Hotels Group Americas
Jordan’s Furniture	International Game Technology
Kaiser Permanente	International Paper Company
Kao Brands Company	Interstate Bakeries Corporation
Kellogg Company	Invesco PLC
Kemper Auto and Home Group	ION Geophysical Corporation
Kewaunee Scientific Corporation	Iron Mountain
Keystone Automotive Industries	Itochu International, Inc. North America
Kforce Inc.	J. C. Penney Company, Inc.
KIK Custom Products	Jacobs Engineering Group, Inc.
Knight	James Hardie Building Products
Kohler Company	JetBlue Airways
Konecranes, Inc.	Jo-Ann Fabric & Craft Stores Inc.

L.L. Bean, Inc.	John Hancock Financial Services, Inc.
Lancaster General	Johnson Controls Power Solutions
Land O’Lakes, Inc.	Johnson Outdoors, Inc.
LANXESS Corporation US	Jones Lang LaSalle
Laureate Education, Inc.	JPI
Leatherman Tool Group, Inc.	K. Hovnanian Companies
Legal & General America, Inc.	Katun Corporation
Lennox International, Inc.	Kennebunk Savings Bank
Leupold & Stevens, Inc.	Kerry, Inc. US
LG Electronics USA, Inc.	KeyCorp
LINAK U.S. Inc.	Keystone Foods, LLC
Link-Belt Construction Equipment Company	Kiddie Kandids
Loews Corporation	Kimberly-Clark Corporation
LORD Corporation	Klein Tools, Inc.
Luxottica Retail US	Knowledge Learning Corporation
Macy’s, Inc.	Kohl’s Department Stores
Main Street America Group	Kyocera America, Inc.
Mann+Hummel Advanced Filtration Concepts, Inc.	Laboratory Corporation of America
Manpower, Inc.	Lance, Inc.
Markem-Imaje	LandAmerica Financial Group, Inc.
Mars North America	Laureate Education, Inc. - Laureate Online Education
Marshall & Ilsley Corporation	Leprino Foods Company
Martek Biosciences Corporation	Level 3 Communications
Mary Kay, Inc.	LGE MobileComm USA
Masco Corporation	Limited Brands, Inc.
MDU Resources	Linens ‘n Things, Inc.
Media General	Liz Claiborne, Inc.
Medrad, Inc.	Logan’s Roadhouse
Meeting Consultants, Inc.	Lorillard Tobacco Company
Mercedes-Benz USA	M&T Bank Corporation
Metal Technologies, Inc.	Magellan Midstream Holdings, LP - Pipeline Operations
MetalTek International	Malcolm Pirnie, Inc.
MFS Investment Management	Mannatech, Inc.
MGE Energy	Marriott International
Michaels Stores, Inc.	Mars North America - Mars Food US
Midwest Airlines, Inc.	Mattel, Inc.
Miller Brewing Company	McDonald’s Corporation
Mirant Corporation	McKesson Corporation
Modern Woodmen of America	MeadWestvaco Corporation
MoneyGram International, Inc.	Medco Health Solutions, Inc.
Motorists Insurance Group	MedPlus, Inc.
Mueller Water Products	Metaldyne
Mutual of Enumclaw Insurance Company	Metavante Corporation
Nash Finch Company	MetLife
Nautilus, Inc.	MGA Entertainment
NCO Financial Systems, Inc.	Michael Baker Corporation

Nelnet, Inc.	Michelin North America, Inc.
Nexen Petroleum USA, Inc.	Milliken & Company
Nike, Inc.	Mine Safety Appliances Company
Novartis US - CIBA Vision Corporation	Mitsubishi Motors North America
NRG Energy	Molex
NSTAR	Mortgage Guaranty Insurance Corporation
NW Natural	MTS Systems Corporation
Oberg Industries, Inc.	Munich Reinsurance America, Inc.
OfficeMax Incorporated	Nature’s Sunshine Products
Oglethorpe Power Corporation	Navarre Corporation
Omya Industries	NCCI Holdings, Inc.
OneBeacon Insurance	Neiman Marcus Group
Operator	Nestlé USA, Inc.
Orica USA Inc.	NewPage Corporation
OSI Industries, LLC	Nicor
PACCAR	Northeast Utilities
Pacific Gas & Electric	NorthWestern Energy
PacifiCorp	Novartis Animal Health US, Inc.
PAETEC	Novo Nordisk Inc.
Panduit Corporation	NSK Americas
Pentair, Inc.	Nutricia North America
Pernod Ricard USA	Océ Business Services
PETCO Animal Supplies, Inc.	OGE Energy
Pharmavite, LLC	OneAmerica Financial Partners, Inc.
Phillips-Van Heusen Corporation	ONEOK, Inc.
Phoenix Companies	Opus Corporation
Piaggio Group Americas	Orbital Sciences
Pioneer Hi-Bred International	Otter Tail
Pitney Bowes, Inc.	Owens Corning
Plains Exploration & Production Company	PACCESS, LLC
Plum Creek Timber Company, Inc.	Pacific Northwest National Laboratory
PNM Resources	Packaging Corporation of America
PolyOne Corporation	Papa John’s International, Inc.
Portland General Electric	Parkway Corporation
Pressure Chemical Co.	Partner Reinsurance Company of the U.S.
Pride International	Pepco Holdings, Inc.
Principal Financial Group	Perot Systems Corporation
Progress Energy	Pharmaceutical Product Development, Inc.
Protection One	PHH Arval
PSC	PHOENIX Process Equipment Company
Public Service Enterprise	Pinnacle West Capital
Puget Energy	Pioneer Natural Resources USA, Inc.
Pulte Homes, Inc.	PJM Interconnection
QSC Audio Products, LLC	PNC Financial Services Group, Inc.
Quest Diagnostics	Policy Studies Inc.
Quintiles	PPL Corporation

R.H. Donnelley, Inc.	Premier Manufacturing Support Services, Inc.
Rackspace IT Hosting	PricewaterhouseCoopers
Raley’s	Prime Therapeutics LLC
RBC Bank	Progressive Corporation
Recreational Equipment, Inc.	Protective Life Corporation
Reed Construction Data	Prudential Financial, Inc.
Regency Centers	Publix Super Markets, Inc.
Reliant Energy	Pulmuone Wildwood, Inc.
Renaissance Learning, Inc.	QBE Regional Insurance
Retail Ventures Services, Inc. - Filene’s Basement	Qualcomm, Inc.
Reynolds American, Inc.	Questar Corporation
Rio Tinto plc US	Qwest Communications International, Inc.
RLI Insurance Company	Rabobank, N.A.
Rockwell Automation, Inc.	Ralcorp Holdings, Inc.
Rogers Corporation	Raymond James Financial
Ross Stores, Inc.	RBC Wealth Management
RR Donnelley & Sons	Reckitt Benckiser, Inc.
RSC Equipment Rental	Redcats USA
Ryder Systems, Inc.	Reeves Brothers, Inc.
S. C. Johnson & Son, Inc.	Regions Financial Corporation
SAE International	Reliant Resources
Safety-Kleen Systems, Inc.	Republic Underwriters Insurance Company
Sallie Mae	Rexam Plastic Sector U.S.
Sam Levin, Inc.	Rich Products Corporation
Sanofi-Aventis US	Rite Aid Corporation
Sauer-Danfoss	Robert Bosch LLC
SAVVIS, Inc.	Roche Diagnostics US
SCANA Corporation	Rockwell Collins
SCF Arizona - Premier	Rosetta Stone, Inc.
Schneider Electric/Square D Company	Roundy’s Supermarkets, Inc.
Schnitzer Steel Industries, Inc.	RREEF
Schott Solar, Inc.	RSM McGladrey
SCS Engineers	Russell Reynolds, Associates
Securian Financial Group	S&C Electric Company
Selective Insurance Company of America	Sabre Holdings Corporation
Sempra Energy	Safeco Corporation
Serco NA	SAIF Corporation
Sinclair Broadcast Group, Inc.	Salt River Project
SMSC Gaming Enterprises	Samson Investment Company
Sodexho USA	Sanmina-SCI Corporation
Southwest Airlines	Sara Lee Corporation
Spectra Energy	SBA Network Services, Inc.
Sprint	SCF Arizona
StanCorp Financial Group	Schlumberger Oilfield Services
Stantec Inc.	Schneider National, Inc.
Starwood Vacation Ownership	Scholle Corporation

State Farm Insurance	Sea Star Line, LLC
Steelcase, Inc.	Securitas Security Services, USA
STP Nuclear Operating	Seminole Energy Services
Stream International	Sensata Technologies
Subaru of America, Inc.	Sentry Insurance
SUEZ Energy North America, Inc.	Shure Incorporated
Sun Life Financial (US)	Simon Property Group
SunTrust Banks, Inc.	SMC Corporation of America
SuperValu	Society of Manufacturing Engineers
Symcor	Southeastern Freight Lines
Syniverse Technologies	Southern Company
T. Rowe Price	Southern Union Company
TD Ameritrade Holding Corporation	Spartan Stores, Inc.
Telerx Marketing, Inc.	Starbucks Coffee Company
Tellabs	State Auto Insurance Company
Tenaris, Inc. USA	STG, Inc.
Tennant Company	Straumann USA
Tesoro Corporation	Stryker Corporation
Textainer	Subway Franchisee Advertising Fund Trust
The Capital Group Companies	Sunoco, Inc.
The Chubb Corporation	Sunsweet Growers, Inc.
The Coca-Cola Company	Superior Essex, Inc.
The Doe Run Company	SureWest Communications
The Florida Aquarium, Inc.	Sykes Enterprises, Incorporated
The Frost National Bank	Symetra Financial
The Guardian Life Insurance Company of America	Synovus Financial Corporation
The Hartford Financial Services Group, Inc.	Targa Resources, Inc.
The Hertz Corporation	TD Banknorth, Inc.
The Longaberger Company	TECO Energy, Inc.
The Midland Company	TeleTech Holdings, Inc.
The Nielsen Company	Temple-Inland
The Schwan Food Company	Texas Industries, Inc.
The ServiceMaster Company	Texon, LP
The Sports Authority	Textron, Inc.
The Toro Company	The CNA Corporation
The Turner Corporation	The Decurion Corporation
The Vanguard Group, Inc.	The E. W. Scripps Company
The Warranty Group, Inc.	The Finish Line, Inc.
The Williams Companies, Inc.	The Hanover Insurance Group, Inc.
Thrivent Financial for Lutherans	The Hershey Company
Timberland Company	The Irvine Company
Time Warner, Inc.	The Kroger Company
TIW Corporation	The MITRE Corporation
Toll Brothers	The NORDAM Group
Toshiba America Medical Systems, Inc.	The Regence Group
Toyota Industrial Equipment Manufacturing, Inc.	The Seattle Times Company

TransCanada	The Sherwin-Williams Company
Travis County	The Sundt Companies, Inc.
Trelleborg Automotive Americas	The TJX Companies, Inc.
Trust Company of America	The Travelers Companies, Inc.
Turner Broadcasting System, Inc.	The W.C. Bradley Co.
U.S. Cellular®	The Weitz Company, LLC
UAP Holding	The Yankee Candle Company, Inc.
Underwriters Laboratories, Inc.	Time Warner Telecom, Inc.
Unilever U.S.	Title Resource Group
UNITECH Solutions	T-Mobile USA
United Industries	Toshiba America Business Solutions, Inc.
United Water	Totem Ocean Trailer Express, Inc.
United Western Bancorp, Inc. - United Western Bank	Trane
Unitil	TransUnion, LLC
UNUM Group	Trebol USA, LLC
UPM-Kymmene, Inc. - Blandin Paper Company	Trelleborg Sealing Solutions U.S., Inc.
US Airways	TSYS Core
US Oncology, Inc.	Tyco Electronics
USG Corporation - L&W Supply	U.S. Foodservice
UST	UIL Holdings
Vail Mountain, Inc.	Unified Grocers
Valmont Industries, Inc.	UniSource Energy
Ventura Foods, LLC	United Airlines
Vermeer Manufacturing Company	United Stationers Supply Company
ViewSonic Corporation	United Western Bancorp, Inc.
Visteon Corporation	Unitrin Career Agency Companies
Volvo Financial Services	UPM-Kymmene, Inc.
W. R. Grace	Uponor, Inc.
Wachovia Corporation	US Bancorp
Waddell & Reed	US Xpress
Washington Mutual, Inc.	USG Corporation
Watkins Manufacturing	USGA
Webster Financial Corporation	Valero Energy Corporation
WellPoint, Inc.	ValueOptions
Wells Fargo & Company	Vectren Corporation
Westar Energy	VeriSign, Inc.
Western Digital	Videojet Technologies, Inc.
Westinghouse Electric Company	Vistar Corporation
W-H Energy Services, Inc.	Vonage Holdings Corporation
Whirlpool Corporation	W.L. Gore & Associates, Inc.
Whole Foods Market	Wackenhut Services, Inc. - Savannah River Site
Winston Industries, Inc.	Waggener Edstrom Worldwide
Wisconsin Energy	Walt Disney Parks & Resorts, LLC
Wm. Wrigley Jr. Company	Washington Savannah River Company
Wolters Kluwer NA	Waste Management
Worthington Industries	Wegmans Food Markets, Inc.

WPP - Millward Brown	Wells’ Dairy, Inc.
Wyndham Worldwide	Wendy’s International, Inc.
XL America	Western & Southern Financial Group
Yamaha Corporation of America	Western Union
Zions Bancorporation	Weston Solutions, Inc.
Zurich North America	Whip Mix Corporation
21st Century Oncology, Inc.	White Electronic Designs Corporation
99 Cents Only Stores	William Blair & Company, LLC
AAA National Office	Williams Companies
Abt Associates Inc.	Winn-Dixie Stores, Inc.
ACCO Brands Corporation	Wolf Creek Nuclear
ACUITY	World Vision USA
ADC Telecommunications	WPP
Aeronix, Inc.	Wright Express Corporation
Aetna, Inc.	Xcel Energy, Inc.
AGL Resources	XTO Energy, Inc.
AIG	Zale Corporation